UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 1, 2012

Commission File No. 1-13300

CAPITAL ONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	54-1719854
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(703) 720-1000

(Former name, former address and former fiscal year, if changed since last report)

(Not applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K, filed on May 1, 2012 (the “Initial Form 8-K”), to provide the financial statement information referred to in parts (a) and (b) of Item 9.01 below relating to the recently completed acquisition by Capital One Financial Corporation (the “Company”) of HSBC’s credit card and private label credit card business in the United States (the “HSBC Acquisition”). Except as otherwise noted, all other information in the Initial Form 8-K remains unchanged.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The required HSBC Card and Retail Services financial statements as of and for the years ended December 31, 2011 and December 31, 2010, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b)	Pro Forma Financial Information

The required unaudited pro forma condensed combined financial statements relating to the HSBC Acquisition as of and for the year ended December 31, 2011, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(c)	N/A

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	HSBC Card and Retail Services – Financial Statements as of and for the years ended December 31, 2011 and December 31, 2010 (incorporated by reference to Exhibit 99.3 of the Company’s Report on Form 8-K, filed on March 14, 2012)

99.2	Unaudited Pro Forma Condensed Combined Financial Statements relating to the HSBC Acquisition as of and for the year ended December 31, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Amendment No. 1 to the Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Date: July 16, 2012	By:	/s/ R. Scott Blackley
R. Scott Blackley Controller and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	HSBC Card and Retail Services - Financial Statements as of and for the years ended December 31, 2011 and December 31, 2010 (incorporated by reference to Exhibit 99.3 of the Company’s Report on Form 8-K, filed on March 14, 2012)

99.2	Unaudited Pro Forma Condensed Combined Financial Statements relating to the HSBC Acquisition as of and for the year ended December 31, 2011